UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2017

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD  20814

(Address of principal executive offices) (Zip Code)

(240)  223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

As previously reported by Quality Care Properties, Inc. (“QCP” or the “Company”) on June 5, 2017, QCP was in discussions with its principal tenant, HCR III Healthcare, LLC and its parent HCR ManorCare, Inc. (together, “HCR ManorCare”) about its default under its master lease and security agreement with QCP (the “Master Lease”) and a potential out-of-court restructuring. QCP also reported that these discussions involve numerous HCR ManorCare stakeholders, including QCP, HCR ManorCare’s controlling shareholders, certain of its lenders and its management.

The parties have been unable to reach agreement on terms of an out-of-court acquisition. In addition, as of the close of business on July 3, 2017, the due date under the Master Lease for payment of minimum rent for the month of July 2017, QCP has not received its rent payment from HCR ManorCare. Confidential discussions about restructuring alternatives are continuing. QCP believes it is essential that any restructuring provide the QCP-owned facilities and their experienced and committed employees with the liquidity, resources, capital investment and other support necessary to ensure the long-term continuity of excellent patient and resident care.

For additional information regarding the risks to QCP associated with HCR ManorCare, see “Risk Factors” included in QCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Safe Harbor Statement

Certain statements in this document that are not historical statements of fact may be deemed “forward-looking statements.” QCP intends to have its forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with those provisions. Forward-looking statements include, among other things, statements regarding our intent, belief or expectations. In particular, we note as a forward-looking statement the outcome of our discussions with HCR ManorCare concerning restructuring of the parties’ ongoing relationship.   No assurance can be given that we will reach agreement with respect to any of these matters, that any restructuring of HCR ManorCare will take place, that any restructuring can be implemented promptly or without prolonged bankruptcy or other legal proceedings, or that the terms of such restructuring will be favorable to QCP.  Forward-looking statements speak only as of the date of this document.  The discussions referenced above may be terminated at any time. Actual results may differ materially from those anticipated or implied in forward-looking statements as a result of numerous factors, including, but not limited to, the ability of QCP or HCR ManorCare to agree to the terms of any restructuring, the risk that the proposed restructuring does not occur, the timing required to consummate any restructuring, and other risks to QCP associated with HCR ManorCare, including but not limited to those discussed under “Risk Factors” in QCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Except as may be required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, QCP expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements included in this document, including the discussions referenced above, to reflect any change in our expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2017

Quality Care Properties, Inc.

By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Financial Officer